FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): June 28, 1999

                            VIRTUAL ENTERPRISES INC.
             (Exact name of registrant as specified in its charter.)

                                     Nevada
                    (State of incorporation or organization)

                                   33-23430-D
                            (Commission File Number)

                                   84-1091271
                      (I.R.S. Employee Identification No.)

           4695 MacArthur Court, Suite 530, Newport Beach, California
                    (Address of principal executive offices)

                                      92660
                                   (Zip Code)

       Registrant's telephone number, including area code: (714) 475-6755

                2 Park Plaza, Suite 470, Irvine, California 92614
         (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

         N/A

Item 2.  Acquisition or Disposition of Assets

         N/A

Item 3.  Bankruptcy or Receivership

         N/A

Item 4.  Changes in Registrant's Certifying Accountant

         As previously reported on May 15, 1999, the auditing practice of Kang, Yu & Jun, CPA's, resigned as the Registrant's independent accountant. Kang, Yu & Jun previously issued an unqualified report dated September 25, 1998, assuming the Company will continue as going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope of accounting principles. There were no disagreements with Kang, Yu & Jun on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the period from March 31, 1995 to the date of their resignation.

         On June 29, 1999, the auditing practice of McKennon Wilson & Morgan, LLP was engaged to perform the audit of the Company for the year ended May 31, 1999.

Item 5.  Other Events

         N/A

Item 6.  Change in Registrant's Directors

         N/A

Item 7.  Financial Statements and Exhibits

         None

Item 8.  Change in Registrant's Fiscal Year

         N/A

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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Virtual Enterprises, Inc.
                                        (Registrant)



Dated: July 6, 1999                     By:  /s/  Fred G. Luke
                                                  ------------------------------
                                                  Fred G. Luke,
                                                  Chairman of the Board
                                                   and President

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